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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2006
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                                CDKNET.COM, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                       0-27587                    22-3586087
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(State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)


                      220 Old New Brunswick Road, Suite 202
                              Piscataway, NJ 08854
                    (Address of Principal Executive Offices)


                                 (732) 465-9300
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))I
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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR.

         On August 30, 2006, the registrant amended its certificate of incorporation to change its name from "CDKnet.com, Inc." to "Arkados Group, Inc.," effective September 6, 2006. The amendment was approved by written consent of the Board of Directors. A stockholder vote was not required under
Section 253(b) of the Delaware General Corporation Law and was not obtained. Other than changing the registrant's name, the amendment has no affect on the registrant's outstanding securities.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         3.1      Certificate of Ownership and Merger dated August 30, 2006.









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Dated:  September 1, 2006
                                           CDKNET.COM, INC.



                                           By: /s/ Oleg Logvinov
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                                               Oleg Logvinov, CEO


















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